CCM Core Impact Equity Fund

(the "Fund")

Supplement dated January 2, 2024, to the Fund's Prospectus, Summary Prospectus and

Statement of Additional Information (the "SAI") dated October 27, 2023, as supplemented

Effective December 31, 2023, Thomas Lott is no longer a portfolio manager for the Fund. Accordingly, all references to Mr. Lott as a Portfolio Manager contained in the Fund's Prospectus, Summary Prospectuses and SAI are hereby removed. Andy Kaufman, Chief Investment Officer of Community Capital Management, LLC, the investment adviser to the Fund (the "Adviser"), and Alexander Alario, Portfolio Manager of the Adviser, continue to serve as portfolio managers for the Fund and are primarily responsible for the Fund's investments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY
PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.